UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2011
FIRST POTOMAC REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 986-9200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Controlled Equity Offering
On September 2, 2011, First Potomac Realty Trust (the “Company”), First Potomac Realty Investment Limited Partnership (the “Operating Partnership”) and Cantor Fitzgerald & Co. (“CF&Co”) entered into a second amended and restated sales agreement (the “Second Amended and Restated Sales Agreement”) for the purpose of amending and restating the first amended and restated sales agreement among the Company, the Operating Partnership and CF&Co, dated May 19, 2010 (the “First Amended and Restated Sales Agreement”). Pursuant to the terms of the Second Amended and Restated Sales Agreement, the Company agreed to sell under its Registration Statement on Form S-3 (File No. 333-175330) (the “Registration Statement”) up to 5,243,900 of its common shares of beneficial interest, $0.001 par value (the “Common Shares”), from time to time in a controlled equity offering, with CF&Co acting as the Company’s agent and/or principal. The Common Shares offered pursuant to the Second Amended and Restated Sales Agreement include all 5,243,900 Common Shares offered pursuant to the First Amended and Restated Sales Agreement, none of which were sold thereunder. Sales of the Common Shares, if any, under the program will depend upon market conditions and other factors to be determined by the Company and may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Company has no obligation to sell any Common Shares in the program, and may at any time suspend solicitation and offers under the program or terminate the program. A prospectus supplement relating to the Common Shares has been filed with the Securities and Exchange Commission.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state. A copy of the Second Amended and Restated Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

1.1	Second Amended and Restated Sales Agreement, dated September 2, 2011, among the Company, the Operating Partnership and Cantor Fitzgerald & Co.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares.

8.1	Opinion of Hogan Lovells US LLP with respect to tax matters.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 8.1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
September 2, 2011	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President, General Counsel and Secretary

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
1.1	Second Amended and Restated Sales Agreement, dated September 2, 2010, among the Company, the Operating Partnership and Cantor Fitzgerald & Co.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares.

8.1	Opinion of Hogan Lovells US LLP with respect to tax matters.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 8.1)